                          SECOND AMENDMENT AGREEMENT
                          --------------------------

     SECOND AMENDMENT AGREEMENT (this "Agreement") dated as of December 27, 1996 by and among (1) IDS/Jones Joint Venture Partners (the "Borrower"), (2) Fleet National Bank, formerly known as Shawmut Bank Connecticut, N.A. ("Fleet") and Societe Generale as lenders (collectively, the "Lenders" and individually, a "Lender"), and (3) Fleet as agent (the "Agent") for the Lenders, with respect to a certain Credit Agreement dated as of November 3, 1994, by and among the Borrower, the Lenders and the Agent as amended by a letter agreement dated January 25, 1995 and by an Amendment and Waiver Agreement dated as of February 16, 1995 (as amended, the "Credit Agreement").


                              W I T N E S S E T H:


     WHEREAS, the Borrower has requested that the Lenders and the Agent amend certain provisions of the Credit Agreement and the Notes; and

     WHEREAS, the Lenders and Agent are willing to amend the Credit Agreement and Notes in accordance with the terms hereof.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     (S)1.  Definitions. Capitalized terms used herein without definition that
            -----------
are defined in the Credit Agreement shall have the same meanings herein as therein.

     (S)2.  Ratification of Existing Agreements. All of the Borrower's
            -----------------------------------
obligations and liabilities to the Lenders and the Agent as evidenced by or otherwise arising under the Credit Agreement, the Notes and the other Loan Documents, are, by the Borrower's execution of this Agreement, ratified and confirmed in all respects. In addition, by the Borrower's execution of this Agreement, the Borrower represents and warrants that no counterclaim, right of set-off or defense of any kind exists or is outstanding with respect to such obligations and liabilities. The Borrower acknowledges and agrees that this Agreement shall be included in the definition of Loan Documents under the Credit Agreement.

     (S)3.  Representations and Warranties. All of the representations and
            ------------------------------
warranties made by the Borrower in the Credit Agreement, the Notes and the other Loan Documents are true and correct on the date hereof as if made on and as of the date hereof, except that any of such representations and warranties relate expressly to an earlier date and are true and correct as of such earlier date.

     (S)4.  Amendments to the Credit Agreement.
            ----------------------------------

            (S)4.1. Amendments to (S)1.1.
                    --------------------

            (a) The definition of "Applicable Margin" appearing in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "Applicable Margin" means, at any time during which the Borrower's Leverage Ratio falls within the ranges set forth below, the amounts set forth below opposite such ranges for each type of Loans:

                               Applicable Margin



                     Base Rate
 Leverage Ratio       Loans       LIBO Rate Loans   CD Rate Loans
 --------------       -----       ---------------   -------------

5.50:1 or greater     0.75%             1.75%          1.875%

5.00:1 or greater     0.625%            1.625%         1.750%
but less than
5.50:1

4.50:1 or greater     0.50%             1.50%          1.625%
but less than
5.00:1

4.00:1 or greater     0.25%             1.25%          1.375%
but less than
4.50:1

less than 4.00:1      0.00%             1.00%          1.125%"

            (b) The definition of "Commitment Amount" appearing in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "Commitment Amount" means an amount equal to $42,000,000 plus the Excess Commitment Amount, as such amount may be reduced from time to time pursuant to Section 2.2."

            (c) The definition of "Commitment Termination Date" appearing in
   Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "Commitment Termination Date" means the earliest of

                (a) the date on which the Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2; and
                                                -----------

                (b) the date on which any Commitment Termination Event occurs.

          Upon the occurrence of any event described in clause (a) or (b), the Commitments shall terminate automatically and without any further action."

          (d) The definition of "Conversion Date" appearing in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Conversion Date" Intentionally Omitted."

          (e) The definition of "Conversion Date Amount" appearing in Section
1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Conversion Date Amount" Intentionally Omitted."

          (f) The definition of "Loan" appearing in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Loan" means, as the context may require, a Revolving Loan of any type."

          (g) The definition of "Loan Document" appearing in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Loan Documents" means this Agreement, the Notes, the Security Agreement, the Subordination Agreements, the Mortgage, the Fee Letter, the Lender Fee Letter, each agreement evidencing Hedging Obligations of the Borrower, and each other agreement, document or instrument delivered in connection with this Agreement."

          (h) The definition of "Notes" appearing in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Notes" means a promissory note of the Borrower payable to the order of any Lender, in the form of Exhibit A hereto (as such promissory note may be
                              ---------
amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Revolving Loans."

          (i) The definition of "Stated Maturity Date" appearing in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Stated Maturity Date" means December 31, 1999."

          (j) The definition of "Term Loan" appearing in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Term Loan" Intentionally Omitted."

          (k) The following new definition is hereby added to Section 1.1 of the Credit Agreement:

          "Lender Fee Letter" means that certain fee letter, dated December 27, 1996 from the Borrower to the Agent relating to the payment of fees to the Lenders in connection with the Second Amendment Agreement by and among the Borrower, the Lenders and the Agent dated as of December 27, 1996."

          (S)4.2. Amendment to Section 3.1. Section 3.1 of the Credit Agreement
                  ------------------------
is hereby amended in its entirety to read as follows:

               "SECTION 3.1. Mandatory Reduction of Commitment Amount. On each of the dates set forth in the table below (each such date being hereinafter referred to as a "Commitment Reduction Date"), the Commitment Amount shall be automatically reduced by an amount equal to the product of (a) the original Commitment Amount in effect as of December 27, 1996 ($47,000,000) times (b) the percentage (the "Commitment Reduction Percentage") set forth opposite such Commitment Reduction Date in such table so that the cumulative percentage reduction of the Commitment Amount on such date shall be as set forth in the table below:

                            Commitment
Date                  Reduction Percentage       Cumulative Reduction
----                  --------------------       --------------------


December 27, 1996
through June 29, 1999          0%                          0%

June 30, 1999              2.1276596%                  2.1276596%

September 30, 1999         2.1276596%                  4.2553192%

     Upon the occurrence of a Commitment Reduction Date as contemplated by this
(S)3.1, the Commitments of the Lenders shall be reduced pro rata in accordance
                                                        --- ----
with their respective Percentages of the amount of such reduction of the Commitment Amount. If on any Commitment Reduction Date the sum of the aggregate principal amount of the Revolving Loans outstanding exceeds the Commitment Amount then in effect, then the Borrower shall immediately pay the amount of such excess to the Agent for the respective accounts of the Lenders for application to the Revolving Loans.

     The remaining unpaid principal amount of all Revolving Loans shall be repaid by the Borrower on the Stated Maturity Date.

     Prior to the Stated Maturity Date, the Borrower

          (a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Revolving Loans; provided, however, that:
                      --------  -------

               (i) any such prepayment shall be made pro rata among Loans of the
                                                     --- ----
          same type and, if applicable, having the same Interest Period of all Lenders;

               (ii) no such prepayment of any Fixed Rate Loan may be made on any day other than the last day of the Interest Period for such Loan;

               (iii) all such voluntary prepayments shall require at least three but no more than five Business Days' prior notice to the Agent in the case of Fixed Rate Loans, and at least one but no more than five Business Days' prior notice to the Agent in the case of Base Rate Loans; and

               (iv) all such voluntary partial prepayments shall be in an aggregate minimum amount of $500,000 and an integral multiple of $100,000.

          (b) shall, on each date when any reduction in the Commitment Amount shall become effective, including pursuant to Section 2.2, make a mandatory
                                                   -----------
     prepayment of all Revolving Loans equal to the excess, if any, of the aggregate outstanding principal amount of all Revolving Loans over the Commitment Amount as so reduced; and

          (c) shall, immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to Section 8.2 or Section 8.3, repay all Loans,
                                   --------------------------
     unless, pursuant to Section 8.3, only a portion of all Loans is so
                         -----------
     accelerated.

     Each prepayment of any Revolving Loans made pursuant to this Section shall be (i) without premium or penalty and (ii) made together with any amounts required to be paid under Section 4.4. No voluntary prepayment of principal of
                          -----------
any Revolving Loans shall cause a reduction in the Commitment Amount."

          (S)4.3. Amendment to Section 3.2. Section 3.2 of the Credit Agreement
                  ------------------------
is hereby amended in its entirety to read as follows:

               "SECTION 3.2 Excess Cash Flow Recapture. In addition to any and all required reductions of the Commitment Amount set forth in Section
          3.1 above, the Commitment Amount shall be reduced on May 1 of each calendar year, commencing on May 1, 1997, in an amount equal to seventy-five percent (75%) of Excess Cash Flow of the Borrower for the immediately preceding Fiscal Year. Such reduction shall be applied to automatically reduce, pro rata, the Commitment Amount as in effect from time to time."

          (S)4.4. Amendment to Section 3.3.3. Section 3.3.3. of the Credit
                  --------------------------
Agreement is hereby amended in its entirety to read as follows:

               "SECTION 3.3.3. Payment Dates. Interest accrued on each Revolving Loan shall be payable without duplication:

          (a) on the date of any optional or required payment or prepayment, in whole or in part, of principal outstanding on such Loan;

          (b) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the Effective Date;

          (c) with respect to CD Rate Loans, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed 90 days, on the 90th day of such Interest Period and each 90th day thereafter during such Interest Period);

          (d) with respect to any LIBO Rate Loans, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed 3 months, on the last calendar day of the 3rd month of such Interest Period and the last calendar day of each subsequent 3rd month of such Interest Period thereafter);

          (e) with respect to any Base Rate Loans converted into Fixed Rate Loans on a day when interest would not otherwise have been payable pursuant to clause (c), on the date of such conversion; and

          (f) on that portion of any Revolving Loans the Stated Maturity Date of which is accelerated pursuant to Section 8.2 or Section 8.3 immediately
                                      -----------    -----------
     upon such acceleration.

     Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, in connection with any mandatory reduction of the Commitment Amount or mandatory prepayment hereunder, upon acceleration or otherwise) shall be payable upon demand."

          (S)4.5. Amendment to Section 3.4. Section 3.4 of the  Credit Agreement
                  ------------------------
is hereby amended by adding a new Section 3.4.3. to the end of such Section to read as follows:

               "SECTION 3.4.3  Lenders Fee. The Borrower agrees to timely pay to
                               -----------
          the Agent, for the benefit of the Lenders, the fees provided for in the Lender Fee Letter."

          (S)4.6. Amendment to Section 7.2.4(a). Section 7.2.4.(a) of the Credit
                               ----------------
Agreement is hereby amended in its entirety to read as follows:

          "(a) its Leverage Ratio at any time during the periods set forth below to be greater than the ratio set forth opposite such periods:

      Period                          Maximum Leverage Ratio
      ------                          ----------------------

      1/1/96 - 12/30/96                        5.50:1
      12/31/96 - 3/31/97                       5.75:1
      4/1/97 - 9/30/97                         5.25:1
      10/1/97 - 3/31/98                        5.00:1
      4/1/98 - 9/30/98                         4.75:1
      10/1/98 - 3/31/99                        4.50:1
      4/1/99 - 6/30/99                         4.25:1
      7/1/99 and thereafter                    4.00:1"

          (S)4.7. Amendment to Section. 7.2.4.(c). Section 7.2.4.(c) of the
                  -------------------------------
Credit Agreement is hereby amended in its entirety to read as follows:

          "(c)  Intentionally Omitted."

          (S)4.8. Amendment to Section. 7.2.7. Section 7.2.7. of the Credit
                  ---------------------------
Agreement is hereby amended in its entirety to read as follows:

               "SECTION 7.2.7. Management Fees, Allocated Overhead and
                               ---------------------------------------
          General Partner Advances. The Borrower will not, and will not permit
          ------------------------
     any of its Subsidiaries to, pay any amounts with respect to (a) the 1996 Fiscal Year, Management Fees or Allocated Expenses if either before or after giving effect to such payments, a Default shall have occurred and be continuing, or if such payments violate the terms of any Subordination Agreement, (b) the 1996 Fiscal Year, net General Partner Advances in an amount in excess of $2,700,000 in the aggregate and if either before or after giving effect to such payments, a Default shall have occurred and be continuing, or if such payments violate the terms of any Subordination Agreement, (c) from January 1, 1997 through and including December 31, 1998, Management Fees or Allocated Expenses if either before or after giving effect to such payments, a Default shall have occurred and be continuing, or if such payments violate the terms of any Subordination Agreement, (d) during the period beginning on

     January 1, 1999 and continuing until all of the Obligations are paid in full, Management Fees or Allocated Overhead, and (e) during the period beginning on January 1, 1997 and continuing until all of the Obligations are paid in full, General Partner Advances; provided, that, notwithstanding
                                                 --------
     the foregoing, from and after the January 1, 1997, the Borrower may repay General Partner Advances of the type described in clause (iii) of the definition of General Partner Advances, together with interest thereon, so long as either before or after giving effect to any such payments, no Default shall have occurred and be continuing, and so long as such payment does not violate the terms of any Subordination Agreement. All such amounts may be accrued and paid by the Borrower to the Person to which they are owed upon the payment in full by the Borrower of all of the Obligations."

          (S)4.9. Amendment to Section 10.11.1. Section 10.11.1. of the Credit
                  ----------------------------
Agreement is hereby amended by deleting the number "$45,000,000" from the tenth and twelfth lines thereof and substituting "$47,000,000" therefor.

     (S)5.  Conditions  Precedent. The  effectiveness  of  the  amendments
            ---------------------
contemplated hereby shall be subject to the satisfaction on or before the date hereof of each of the following conditions precedent:

          (a) All of the representations and warranties made by the Borrower herein, whether directly or incorporated by reference, shall be true and correct on the date hereof, except as provided in (S)3 hereof.

          (b) The Borrower shall have performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and there shall exist no Event of Default or condition which, with either or both the giving of notice of the lapse of time, would result in an Event of Default upon the execution and delivery of this Agreement.

          (c) All requisite partnership action necessary for the valid execution, delivery and performance by the Borrower of this Agreement and all other instruments and documents delivered by the Borrower in connection therewith shall have been duly and effectively taken.

          (d) The parties hereto shall have executed and delivered this Agreement in form and substance satisfactory to the Agent and Lenders.

          (e) All proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in substance and form to the Agent and Lenders and the Agent shall have received all information and such counterpart originals or certified or other copies of such documents as it may request.

     (f) The Borrower shall have paid all fees and expenses incurred by the Agent and Lenders in connection with this Agreement, the Credit Agreement or the other Loan Documents on or prior to the date hereof. In addition, the Borrower shall have paid to the Agent, for the account of each Lender, all of the fees then due and owing under the Lender Fee Letter.

     (g) The Agent shall have received from counsel to the Borrower, a favorable opinion addressed to the Agent and Lenders and dated the date hereof in form and substance satisfactory to the Agent and Lenders.

     (h) The Agent shall have received the results of UCC searches with respect to the Collateral (as defined in the Security Agreement) indicating no other liens other than liens already permitted under the Credit Agreement and otherwise in form and substance satisfactory to the Agent.

     (i) The Borrower shall have executed and delivered a Second Amendment and Restated Promissory Note in the original principal amount of $31,333,333.33 in favor of Fleet and an Amended and Restated Promissory
Note in the original principal amount of $15,666,666.67 in favor of Societe Generale.

6.   Miscellaneous Provisions.
     ------------------------

     (a) Effective as of the date of this Agreement, the Percentage of each of the Lenders is hereby reaffirmed as set forth opposite its signature hereto.

     (b) Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Credit Agreement, the Notes and the other Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, the Notes and the other Loan Documents, each as amended hereby, shall continue in full force and effect, and that this Agreement and the Credit Agreement, the Notes and the other Loan Documents, as applicable, shall be read and construed as one instrument.

     (c) This Agreement is intended to take effect under, and shall be construed according to and governed by, the laws of the State of Connecticut.

     (d) This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed in its name and behalf by its duly authorized officer as of the date first written above.


                         IDS/JONES JOINT VENTURE PARTNERS

                         By:  IDS/Jones Growth Partners II, L.P.,
                              Its Managing General Partner

                         By:  Jones Cable Corporation,
                              Its Managing General Partner



                                      By: /s/ J. Roy Pottle
                                         -------------------------
                                         Name: J. Roy Pottle
                                         Title: Treasurer


Percentage               FLEET NATIONAL BANK
                         Individually and as Agent
66 2/3%
                         By: /s/ Michael Cerullo
                            --------------------------------------
                            Name:  Michael Cerullo
                            Title:  Vice President
                            Address:  175 Water Street
                                      New York, New York 10038
                                      Facsimile: 212-602-2663

Percentage               SOCIETE GENERALE

33 1/3%
                         By: /s/ Mark Vigil
                             -------------------------------------
                            Name:     Mark Vigil
                            Title:    Vice President
                            Address:  1221 Avenue of the Americas
                                      New York, New York 10020
                                      Facsimile: 212-278-6240

Each of the undersigned acknowledges and accepts the foregoing and ratifies and confirms in all respects its respective obligations under the Subordination
Agreements:

JONES INTERCABLE, INC.


By: /s/ J. Roy Pottle
   -----------------------------
   Its: VP/Treasurer


IDS MANAGEMENT CORPORATION


By: /s/ John Knight
   ---------------------------------
        John Knight
   Its: Vice President


IDS/JONES GROWTH PARTNERS 89-B, LTD.

By:  Jones Cable Corporation,
     Its Managing General Partner


     By: /s/ J. Roy Pottle
        ------------------------
     Name: J. Roy Pottle
     Title: Treasurer


IDS/JONES GROWTH PARTNERS II, L.P.

By:  Jones Cable Corporation,
     Its Managing General Partner


     By: /s/ J. Roy Pottle
        ------------------------
     Name: J. Roy Pottle
     Title: Treasurer

JONES CABLE CORPORATION

By: /s/ J. Roy Pottle
   ---------------------------------
   Its: Treasurer


IDS CABLE CORPORATION

By: /s/ John Knight
   ---------------------------------
      John Knight
Its:  Vice President


IDS CABLE II CORPORATION

By: /s/ John Knight
   ---------------------------------
        John Knight
   Its: Vice President